First Eagle Senior Loan Fund Schedule of Investments (unaudited)	September 30, 2021

Investments	Shares	Value
MONEY MARKET FUND – 89.8% (100.0% of Total Investments)

Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Share Class, 0.01%(a)
(Cost $7,121,884)	7,121,884	$7,121,884

Total Investments in Securities - 89.8% (Cost $7,121,884)		7,121,884
Other Assets in Excess of Liabilities – 10.2%		807,015
Net Assets – 100.0%		$7,928,899

(a)	Rate shown reflects the 7-day yield as of September 30, 2021.

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Money Market Fund	89.8%
Total Investments	89.8
Other Assets in Excess of Liabilities	10.2
Net Assets	100.0%

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited)	September 30, 2021

1. ORGANIZATION

First Eagle Senior Loan Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund is managed by First Eagle Alternative Credit, LLC (the “Adviser”).

At a meeting held on June 14, 2021, the Board of Trustees of the Fund (the “Board”) determined that it was in the best interests of the Fund and its shareholders to dissolve, liquidate and distribute its net assets to shareholders in accordance with a Plan of Liquidation adopted by the Board (the “Plan of Liquidation”). Additionally, the Board also approved the termination of the Fund’s Credit Facility (as defined herein). Thus on June 14, 2021, the Fund entered dissolution and began the orderly liquidation of its assets and to pay or make reasonable provision to pay all of its claims and obligations, including amounts outstanding under its Credit Facility and potential claims and obligations. Subsequent to June 14, 2021, the Fund ceased to pursue is investment objectives and policies.

The Fund fixed the close of business on June 28, 2021 as the closing of the Fund’s transfer books and effective date for determining the shareholders of the Fund entitled to receive liquidating distributions from the Fund, and the Fund’s shares were suspended from trading on the New York Stock Exchange prior to the open of trading on June 29, 2021.

As of September 30, 2021, the Fund had substantially completed the liquidation of its investment assets, the available proceeds of which were invested in a money market fund, pending one or more liquidating distributions to shareholders.

Prior to the Board’s approval of the Plan of Liquidation, the Fund’s investment objective was to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal circumstances, the Fund invested at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in Senior Loans. The Senior Loans in which the Fund invested were fully collateralized, first lien corporate loans and notes. The Fund also was permitted to invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, was limited to 10% of the Fund’s Managed Assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange, normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.

The Fund’s securities are valued by various methods, as described below:

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)	September 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria if the Committee does not believe that the pricing agent price reflects the current market value, the Adviser will determine a recommended method of valuing the Senior Loan for consideration by the Committee.

Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.

Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.

Money market funds are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation;(vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.

The valuation techniques used by the Fund to measure fair value for the period ended September 30, 2021 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

First Eagle Senior Loan Fund
Notes to Financial Statements (unaudited) (concluded)	September 30, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Fair Value Measurement (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of September 30, 2021:

Asset Type	Level 1	Level 2	Level 3	Total
Money Market Fund	$7,121,884	–	–	$7,121,884
Total Investments	$7,121,884	–	–	$7,121,884

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans	Common Stocks	Warrants	Total
Balance as of December 31, 2020	$21,729,054	$192,990	$53,261	$21,975,305
Realized gain (loss)	(135,497)	(29,413)	62,235	(102,675)
Change in unrealized appreciation / (depreciation)	(1,911,034)	155,014	(17,610)	(1,773,630)
Amortization (accretion)	26,121	-	-	26,121
Purchases	1,797,520	-	-	1,797,520
Sales and principal paydowns	(21,506,164)	(318,591)	(97,886)	(21,922,641)
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	-	-
Balance as of September 30, 2021	$-	$-	$-	$-
Net change in unrealized / (depreciation) attributable to level 3 investments held at September 30, 2021	$-	$-	$-	$-